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                                                                   EXHIBIT 10.77


                          THE WILLIAMS COMPANIES, INC.
                            (a Delaware Corporation)

                       WILLIAMS COMMUNICATIONS GROUP, INC.
                            (a Delaware Corporation)

                          WILLIAMS COMMUNICATIONS, LLC
                     (a Delaware limited liability company)

                                 WCG NOTE TRUST
                               (a Delaware Trust)

                    UNITED STATES TRUST COMPANY OF NEW YORK,
               as Indenture Trustee and WCG Note Indenture Trustee

                                       and

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                                       as
                       Initial WCG Note Remarketing Agent

                                    WCG NOTE
                          REMARKETING AND REGISTRATION
                                RIGHTS AGREEMENT

                           Dated as of March 28, 2001



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                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

SECTION 1.  Definitions...........................................................................................1
SECTION 2.  Appointment of WCG Note Remarketing Agents............................................................5
SECTION 3.  Agreement to Register WCG Note........................................................................7
SECTION 4.  Additional Covenants of WCG and WCL...................................................................9
SECTION 5.  Representations, Warranties and Agreements of the Offerors...........................................11
SECTION 6.  Registration Procedures..............................................................................14
SECTION 7.  [Reserved]...........................................................................................18
SECTION 8.  Remarketing Procedures...............................................................................18
SECTION 9.  Fees and Expenses....................................................................................19
SECTION 10. Resignation and Removal of the WCG Note Remarketing Agents; Additional Agents........................19
SECTION 11. Dealing in WCG Securities............................................................................21
SECTION 12. Conditions to WCG Note Remarketing Agents' Obligations...............................................21
SECTION 13. Indemnification......................................................................................23
SECTION 14. Termination of Obligations of WCG Note Remarketing Agents............................................28
SECTION 15. WCG Note Remarketing Agents' Performance; Duty of Care; Liability....................................28
SECTION 16. GOVERNING LAW........................................................................................29
SECTION 17. Term of Agreement....................................................................................29
SECTION 18. Successors and Assigns...............................................................................29
SECTION 19. Headings.............................................................................................30
SECTION 20. Severability.........................................................................................30
SECTION 21. WCG Note Remarketing Agents Not Acting as Underwriter................................................30
SECTION 22. Amendments...........................................................................................30
SECTION 23. Notices..............................................................................................31
SECTION 24. Counterparts.........................................................................................31
SECTION 25. Regarding the Indenture Trustee and the WCG Note Indenture Trustee...................................31
SECTION 26. Limitation of Liability of Wilmington Trust Company..................................................32


Schedule I     --       Certain transactions described in Section 3(e)
Schedule II    --       Registration rights described in Section 5(1)
Schedule III   --       List of Eligible WCG Note Remarketing Agents


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                  WCG NOTE REMARKETING AND REGISTRATION RIGHTS AGREEMENT, dated as of March 28, 2001 (this "Agreement"), among (i) THE WILLIAMS COMPANIES, INC., a Delaware corporation; (ii) WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation; (iii) WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company; (iv) WCG NOTE TRUST, a statutory business trust formed under the Trust Act; (v) UNITED STATES TRUST COMPANY OF NEW YORK, as Indenture Trustee and WCG
Note Indenture Trustee; and (vi) CREDIT SUISSE FIRST BOSTON CORPORATION. Capitalized terms used herein without definition have the meanings assigned to such terms in Section 1.

                  WHEREAS, WCG has issued the WCG Note to the Issuer pursuant to the WCG Note Indenture;

                  WHEREAS, Williams, WCG, WCL, the Issuer, the Indenture Trustee and the WCG Note Indenture Trustee have requested CSFB to act as WCG Note Remarketing Agent with respect to the WCG Note under this Agreement for the purpose of using its commercially reasonable efforts following a Reset Event to remarket and sell the WCG Note as provided herein, including paying (or causing payment of) the purchase price for the WCG Note (or portion thereof) subject to such remarketing to the Indenture Trustee in accordance with this Agreement, each in collaboration with the other WCG Note Remarketing Agent(s), if any;

                  WHEREAS, the parties hereto agree that it is advisable for the resale of the WCG Note to be registered with the SEC under the Securities Act;

                  WHEREAS, the Issuer has issued the Senior Notes as of the date hereof, and its rights hereunder will support the Issuer's redemption obligations with respect to the Senior Notes;

                  WHEREAS, each of the parties herein is willing to assume the duties ascribed to it hereunder on the terms and conditions expressly set forth herein; and

                  WHEREAS, this Agreement is being entered into pursuant to the terms of the Participation Agreement and the WCG Note Indenture;

                  NOW, THEREFORE, for and in consideration of the covenants made herein and in the Participation Agreement and subject to the conditions herein set forth, the parties hereto agree as follows:

                  SECTION 1. Definitions. Capitalized terms used and not defined in this Agreement shall have the meanings assigned to them in Annex A to the Participation Agreement dated as of March 22, 2001 among Williams, the Issuer, the Co-Issuer, WCG, WCL, the Share Trust, United States Trust Company of New York and Wilmington Trust Company (each as defined therein). In addition, as used herein:


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                  "Conditions Precedent" has the meaning set forth in Section
12.

                  "Eligible WCG Note Remarketing Agent" means any nationally or internationally recognized investment banking firm listed on Schedule III hereto; provided that Schedule III hereto may be amended by the Indenture Trustee (acting upon the direction of the Collateral Instructions Party) at any time and from time to time to add any investment banking firm that is ranked among the top ten placement agents or underwriters for all U.S. long-term corporate debt offerings (by either aggregate dollar value of such offerings or by number of issues credited to the lead manager) according to the rankings most recently published by Investment Dealers' Digest or any equivalent publication.

                  "Failed Reset Sale" means the failure to sell the WCG Note (or portion thereof) required to be remarketed under Section 8 hereof because of a WCG Legal Impossibility.

                  "Filed Documents" means all documents filed by WCG with the SEC under the Securities Act or the Exchange Act that are, or are required to be, incorporated by reference into the Registration Statement or Prospectus or any applicable private placement memorandum.

                  "Initial WCG Note Remarketing Agent" means CSFB in its capacity as a remarketing agent hereunder.

                  "Inspectors" has the meaning set forth in Section 6(h).

                  "Interest Rate Reset Cap" has the meaning assigned to such term in the WCG Note Indenture.

                  "Mandatory Redemption Price" has the meaning assigned to such term in the Indenture.

                  "Marketing Materials" has the meaning set forth in Section 13(a).

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "Offerors" means WCG and the Issuer.

                  "Prospectus" means any preliminary or final prospectus or prospectus supplement or other offering document to be used by the WCG Note Remarketing Agents, the Issuer and/or the Indenture Trustee in connection with a public offering of the WCG Note.

                  "Records" has the meaning set forth in Section 6(h).



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                  "Registration Expenses" means any and all expenses incident to the performance of or compliance by WCG, WCL, the Issuer, the WCG Note Indenture Trustee and the Indenture Trustee with this Agreement, including, without limitation: (i) all SEC, securities exchange, quotation system or NASD registration and filing fees, (ii) all necessary fees and expenses reasonably incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for the WCG Note Remarketing Agents in connection with blue sky qualification of the WCG Note) and compliance with the rules of the NASD, (iii) all expenses authorized by WCG, WCL, the Issuer, the WCG Note Indenture Trustee or the Indenture Trustee of any Persons in preparing or assisting in preparing, word processing, printing and distributing any WCG Remarketing Documents and any amendments or supplements thereto and in preparing or assisting in preparing, printing and distributing the WCG Distribution Agreement and any other agreements or documents relating to the performance and compliance by the WCG Note Remarketing Agents with this Agreement, (iv) all rating agency fees incurred in connection with the remarketing process, (v) the fees and disbursements of counsel for WCG, the Issuer, the WCG Note Indenture Trustee and the Indenture Trustee and of the independent certified public accountants of WCG, including the expenses of any "comfort letters" required by or incident to such performance and compliance,
(vi) the fees and expenses of the Issuer, the Issuer Trustee, the Indenture Trustee, the WCG Note Indenture Trustee and any registrar, paying agent, transfer agent or custodian for the WCG Note, (vii) all fees and expenses incurred in connection with the listing or quotation, if any, of the WCG Note on any securities exchange or quotation system and (viii) the reasonable fees and expenses of any special experts retained by WCG in connection with any Registration Statement, including reasonable fees of counsel to the WCG Note Remarketing Agents.

                  "Registration Statement" means any registration statement of WCG for the registration of the WCG Note with the SEC pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments and in each case including the Prospectus contained therein (if any), all exhibits thereto and all information incorporated by reference therein, and, if no Prospectus is required to be delivered at the time of such registration, any term sheet or other document prescribed by the SEC to describe the securities to be sold thereunder.

                  "Reset Rate" has the meaning assigned to such term in the WCG
Note Indenture.

                  "Reset Sale" means the consummation of the sale of the WCG Note (or portion thereof) pursuant to Section 2(a).

                  "Reset Sale Date" means the earlier of (i) the date of a Reset Sale (which is expected to be on or about the third Trading Day following the Successful Remarketing Date) or (ii) the date a Failed Reset Sale is declared by the WCG Note Remarketing Agents in accordance with this Agreement.

                  "Restriction Termination Date" has the meaning set forth in
Section 3(e).



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                  "Shelf Registration Statement" means one or more "shelf"
Registration Statements of WCG pursuant to the provisions of Section 3 which registers the continuous offer and sale of the WCG Note as provided herein on an appropriate form under Rule 415 under the Securities Act or any similar or successor rule that may be adopted by the SEC and all amendments and supplements to such registration statement(s), including post-effective amendments, in each case including the Prospectus contained therein (if any), all exhibits thereto and all information incorporated by reference therein. Unless the context otherwise requires, the term "Shelf Registration Statement" includes any Shelf Registration Statement filed pursuant to Section 3(a) and any Subsequent Shelf Registration Statement filed pursuant to Section 3(c).

                  "Subsequent Shelf Registration Statement" has the meaning set forth in Section 3(c).

                  "Successful Remarketing Date" has the meaning set forth in
Section 12(b).

                  "WCG Distribution Agreement" means an underwriting, purchase or distribution agreement to be entered into among WCG, WCL, the Issuer, the Indenture Trustee, the WCG Note Remarketing Agents and any other Persons engaged by WCG, WCL, the Issuer, the Indenture Trustee or the WCG Note Remarketing Agents to remarket or distribute the WCG Note pursuant to the provisions of this Agreement (such agreement to be in a form customary for WCG for a firm commitment underwritten public offering, including without limitation, representations and warranties, covenants, conditions precedent, indemnification and other provisions as are then customary for such agreements), and to be prepared, executed and delivered by WCG, WCL and the Issuer, and executed and delivered by the Indenture Trustee, to the WCG Note Remarketing Agents on the Successful Remarketing Date.

                  "WCG Effectiveness Period" means, with respect to any Registration Statement, the period that begins on the date of effectiveness of such Registration Statement and ends on (and includes) the earliest date on which the Issuer (and the Indenture Trustee, to the extent it holds all or any portion of the WCG Note as security for the obligations of the Issuer under the Senior Indenture) is (or are) no longer the holder of all or any portion of the WCG Note.

                  "WCG Failed Registration" means a failure by WCG to (i) file a Registration Statement no later than 30 days following the Closing Date or otherwise have an effective Registration Statement available in accordance with
Section 3(a); (ii) use its reasonable best efforts to diligently pursue the registration of the WCG Note when so required by this Agreement; or (iii) use its reasonable best efforts to cause the Registration Statement to be declared effective no later than 60 days following the Closing Date.

                  "WCG Group" has the meaning set forth in Section 3(e).

                  "WCG Legal Impossibility" means (a) at any time during the WCG Note Remarketing Period it is legally impossible to remarket the WCG Note (or a portion thereof) or



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(b) the failure of the Conditions Precedent specified in Sections 12(a), 12(b)
or 12(c) to be satisfied within the time periods set forth therein, (c) the WCG Note Remarketing Agents are unable to sell the WCG Note (or a portion thereof) as contemplated by Section 8 by the end of the WCG Note Remarketing Period, (d) the failure of WCG to comply with Section 10(d) or (e) the occurrence of a WCG Failed Registration.

                  "WCG Note Remarketing Agent" means the Initial WCG Note Remarketing Agent and/or any Eligible WCG Note Remarketing Agent that, in each case, is appointed and agrees to act as a remarketing agent pursuant to the terms of this Agreement.

                  "WCG Note Remarketing Period" means a 30-day period commencing on the date the Indenture Trustee delivers to the WCG Note Remarketing Agents a written notice to commence the process of remarketing the WCG Note.

                  "WCG Remarketing Documents" means any documents prepared by or at the direction of or in conjunction with WCG, WCL, the Issuer, the Issuer Trustee, the Indenture Trustee and/or the WCG Note Indenture Trustee that are intended to be used in the remarketing and/or sale of the WCG Note, including, without limitation (i) in the case of a public offering, the Registration Statement and all exhibits thereto and any Prospectus, (ii) any private placement memoranda and (iii) any Filed Document incorporated by reference with respect to any of the foregoing.

                  The rules of construction set forth in Annex A to the Participation Agreement shall apply to this Agreement as if set forth herein.

                  SECTION 2. Appointment of WCG Note Remarketing Agents.

                  (a) The Issuer and the Indenture Trustee hereby appoint CSFB, and CSFB hereby accepts such appointment, as WCG Note Remarketing Agent (subject to Section 10), for the purpose of, acting together with any other WCG Note Remarketing Agent(s),

         (i) using its (or their) commercially reasonable efforts following a Reset Event to:

                  First: remarket and sell in a registered public offering the entire aggregate outstanding principal amount of the WCG Note at the lowest reasonably available interest rate that is not greater than the Interest Rate Reset Cap sufficient to generate proceeds equal to (x) accrued and unpaid interest on the WCG Note to the date of sale plus
         (y) the greater of: (A) 100% of the outstanding principal amount of the WCG Note and (B) the sum of the present values of the remaining scheduled payments of principal thereof and interest which is scheduled to be payable thereon through the Maturity Date (without duplication of interest included in clause (x)) discounted to the proposed date of redemption of the Senior Notes as advised by the Indenture Trustee on a semi-annual



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

         basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points;

if the WCG Note Remarketing Agents determine in their sole discretion that it is not commercially reasonable to sell the WCG Note for the proceeds specified in clause First above, then:

                  Second: remarket and sell in a registered public offering the entire aggregate outstanding principal amount of the WCG Note at the highest reasonably available market price, with the interest rate on the WCG Note equal to the Interest Rate Reset Cap, that is sufficient to generate proceeds at least equal to the Mandatory Redemption Price or Early Redemption Price applicable as a result of the Reset Event giving rise to such sale for the proposed date of redemption of the Senior Notes as advised by the Indenture Trustee; and

if the WCG Note Remarketing Agents determine in their sole discretion that it is not commercially reasonable to sell the WCG Note for the proceeds specified in clause Second above, then:

                  Third: remarket and sell in a registered public offering the maximum aggregate principal amount of the WCG Note for which orders are received, at the minimum acceptable price implied in clause Second above (with the interest rate on the WCG Note equal to the Interest Rate Reset Cap);

and

         (ii) in the case of any such sale, paying (or, in the case of a purchase by Persons other than the WCG Note Remarketing Agent(s), causing payment of) the purchase price for the WCG Note (or portion thereof) to the Indenture Trustee on behalf of the Issuer.

                  (b) Each WCG Note Remarketing Agent agrees, in consultation with the other WCG Note Remarketing Agent(s):

                  (i) to use its commercially reasonable efforts to remarket the WCG Note in accordance with Section 2(a) upon the request of the Indenture Trustee;

                  (ii) to notify Williams, WCG, WCL, the Issuer, the Indenture Trustee and the WCG Note Indenture Trustee as soon as practicable (x) after the applicable Conditions Precedent have been met of (A) whether the WCG Note Remarketing Agents were able to remarket the WCG Note (or portion thereof), (B) if so, the applicable Reset Rate, the proposed date of the Reset Sale, the aggregate principal amount of the WCG Note to be remarketed and the price to be paid for the remarketed WCG Note and (C) the occurrence of a Failed Reset Sale and (y) of the occurrence of the Reset Sale Date; and



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

                  (iii) to accept the WCG Note for remarketing in accordance with Section 2(a) and to promptly pay (or to cause payment of) the purchase price for the remarketed WCG Note (or portion thereof) to the Indenture Trustee on behalf of the Issuer.

                  SECTION 3. Agreement to Register WCG Note.

                  (a) Unless an effective Registration Statement of WCG would permit the remarketing and/or sale of the WCG Note as contemplated by this Agreement, WCG shall prepare and file with the SEC, as soon as practicable (taking into account the legal requirements for registration at such time) but in any event no later than 30 days following the Closing Date, a Shelf Registration Statement for an offering of the WCG Note to be made by the Issuer and/or the Indenture Trustee on a continuous basis.

                  Any Shelf Registration Statement shall be filed on Form S-3 or another appropriate form permitting registration of the offer and sale of the WCG Note by the Issuer and/or the Indenture Trustee for remarketing or sale in the manner designated herein. WCG shall undertake no offer or sale of securities under any such outstanding Shelf Registration Statement such that the WCG Note Remarketing Agents, the Issuer or the Indenture Trustee can no longer rely on such outstanding Shelf Registration Statement to remarket and/or sell the WCG Note.

                  (b) WCG shall use its reasonable best efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable (taking into account the legal requirements for registration at such time) but in any event no later than 60 days following the Closing Date and to keep any such Shelf Registration Statement continuously effective under the Securities Act during the WCG Effectiveness Period.

                  (c) If any Shelf Registration Statement ceases to be effective for any reason at any time during the WCG Effectiveness Period, WCG shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof and in any event shall within 10 days of such cessation of effectiveness (or such longer period as is reasonably necessary to comply with the requirements of this sentence, provided that WCG is diligently pursuing the earliest possible compliance therewith) amend such Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof or file an additional Shelf Registration Statement (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, WCG shall use its reasonable best efforts to cause its effectiveness as soon as practicable after such filing and to keep the Subsequent Shelf Registration Statement continuously effective under the Securities Act during the WCG Effectiveness Period.

                  (d) A Shelf Registration Statement pursuant to this Section 3 will be deemed effective when declared effective by the SEC; provided that, if, after it has been declared effective, the offering of the WCG Note pursuant to a Shelf Registration Statement is subject to



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

any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference until the offering of the WCG Note pursuant to such Shelf Registration Statement may legally resume. WCG will be deemed not to have used its reasonable best efforts to cause the Shelf Registration Statement to become or to remain effective during the requisite period if WCG voluntarily takes any action knowing that it would result in any such Shelf Registration Statement not being declared effective or in the WCG Note Remarketing Agents, the Issuer or the Indenture Trustee not being able to remarket the WCG Note during the applicable period unless (x) such action is required by Applicable Law or (y) such failure of the Shelf Registration Statement to be declared or remain effective or to provide for the continuous marketing of the WCG Note is the result of the occurrence of a merger, acquisition or similar event requiring disclosure of financial or other information with respect to such transaction, provided that WCG is diligently pursuing the earliest possible provision thereof.

                  (e) WCG agrees not to issue, sell or offer for sale (or permit the offer or sale in any manner that would require the consent or participation of WCG), or engage in marketing efforts in respect of, any debt securities of WCG having a maturity of one year or more or permit the issue, offer or sale of, or marketing efforts in respect of, any debt securities of any Subsidiary of WCG having a maturity of one year or more if such securities are effectively guaranteed by WCG, from the date of any Reset Event to the date (the "Restriction Termination Date") which is the earlier of (x) thirty days after the Reset Sale Date and (y) the date on which an amount sufficient to redeem the Senior Notes at the applicable redemption price has been deposited with the Indenture Trustee, without the prior written consent of the Indenture Trustee and the WCG Note Remarketing Agents; provided, however, that the foregoing shall not restrict any of the following: (i) the issue, offer, sale or marketing efforts in respect of the WCG Note in accordance with this Agreement, (ii) WCG or any subsidiary of WCG (collectively, the "WCG Group") from complying with any of its obligations pursuant to arrangements entered into before the Closing Date described on Schedule I hereto, (iii) any member of the WCG Group or any third party from consummating a sale or issuance (or any related offer or marketing efforts) of any such securities if the pricing of such securities has occurred prior to the date of any Reset Event, or (iv) any filing or processing of any registration statement in respect of any security with the SEC or any state securities regulator that does not involve the issuance, sale or marketing efforts by any member of the WCG Group of (or in respect of) any debt security prior to the Restriction Termination Date. WCG further agrees that it shall not enter into any agreement that would require it or permit any third party to contravene the provisions of this Section 3(e).

                  (f) In the event that, at any time a Shelf Registration Statement is required to be effective hereunder, the shelf registration procedures set forth in Rule 415 or any successor rule are not available to WCG, WCG shall use its reasonable best efforts to cause another appropriate Registration Statement with regard to the WCG Note and the remarketing and/or sale of the WCG Note hereunder to become effective.



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

                  (g) WCG shall, to the extent required by the remarketing and/or sale of the WCG Note hereunder and by any listing or quotation of the WCG Note reasonably requested by the WCG Note Remarketing Agents or the Indenture Trustee, file a registration statement with the SEC under the Exchange Act.

                  (h) WCG shall provide a copy of each Registration Statement filed pursuant to this Agreement, any amendment thereto, any Prospectus included therein and any supplement to any such Prospectus to the Indenture Trustee and the Issuer promptly following the filing or use thereof.

                  SECTION 4. Additional Covenants of WCG and WCL. WCG and WCL jointly and severally covenant with the WCG Note Remarketing Agents, Williams, the Issuer and the Indenture Trustee as follows:

                  (a) WCG will provide prompt notice to the WCG Note Remarketing Agents, Williams, the Issuer and the Indenture Trustee of any notification by a Rating Agency to WCG of any change downwards, or the placing on credit watch with positive or negative implications (or comparable status), with respect to the ratings of WCG's senior unsecured long-term debt.

                  (b) WCG will furnish to the WCG Note Remarketing Agents, Williams, the Issuer and the Indenture Trustee:

                  (i) as promptly as reasonably possible after the Closing Date, after the same have been prepared by WCG, the WCG Remarketing Documents (including in each case any amendment or supplement thereto and each document incorporated therein by reference); provided, however, that with respect to any Filed Documents that are included in such WCG Remarketing Documents, WCG shall not be obligated to furnish such Filed Documents prior to the time they are filed with the SEC and such delivery requirements shall be deemed to be satisfied by making any such Filed Documents available either through the SEC's EDGAR electronic filing system (or any successor electronic filing system which makes such Filed Documents generally available to the public electronically) or on WCG's home page on the "World Wide Web" at www.wilcom.com;

                  (ii) promptly after the same become publicly available, each Filed Document filed after the date hereof; provided, however, that such delivery requirements shall be deemed to be satisfied by making any such Filed Documents available either through the SEC's EDGAR electronic filing system (or any successor electronic filing system which makes such Filed Documents generally available to the public electronically) or on WCG's home page on the "World Wide Web" at www.wilcom.com;

                  (iii) as promptly as reasonably possible, notice of the occurrence of any events that would reasonably be expected to cause the conditions precedent set forth herein or in the WCG Distribution Agreement not to be fulfilled within the time period specified herein or therein or, if no time period is specified, then within a reasonable period of time; and

                  (iv) in connection with the remarketing and/or sale of the WCG Note, as promptly as reasonably possible, such other information as any of the WCG Note Remarketing Agents, Williams, the Issuer or the Indenture Trustee may reasonably request from time to time.

WCG agrees to provide each of the WCG Note Remarketing Agents, Williams, the Issuer and the Indenture Trustee with as many copies of the foregoing written materials referred to in (i) and other information as any of them may reasonably request for use in connection with the remarketing and/or sale of the WCG Note and consents to the use thereof for such purpose.

                  (c) If, at any time any event or condition known to WCG relating to or affecting WCG, any Subsidiary thereof or the WCG Note shall occur that would reasonably be expected to affect the accuracy or completeness of any statement of a material fact contained in the WCG Remarketing Documents, WCG shall promptly notify the WCG Note Remarketing Agents, Williams, the Issuer and the Indenture Trustee in writing of the circumstances and details of such event or condition.

                  (d) If, at any time when the Prospectus is required by the Securities Act to be delivered in connection with the remarketing or sale of the WCG Note contemplated by this Agreement, any event relating to or affecting WCG or of which WCG shall be advised in writing by the WCG Note Remarketing Agents, Williams, the Issuer or the Indenture Trustee shall occur that in the reasonable view of counsel for any of them or counsel for WCG should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, WCG will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to the WCG Note Remarketing Agents, Williams, the Issuer and the Indenture Trustee at WCG's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading.

                  (e) WCG will notify the WCG Note Remarketing Agents, Williams, the Issuer and the Indenture Trustee of its intention to file or prepare any amendment or supplement to any WCG Remarketing Document (including any post-effective amendment and any revised prospectus which WCG proposes for use by the WCG Note Remarketing Agents, the Issuer or the Indenture Trustee in connection with the remarketing or sale of the WCG Note which differs from the prospectus on file at the SEC at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) under the

Securities Act) other than Filed Documents and will not file or use any such amendment or supplement or other documents (other than Filed Documents) in a form to which the WCG Note Remarketing Agents, Williams, the Issuer or the Indenture Trustee or counsel to any of them shall reasonably object.

                  (f) WCG, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed by WCG with the SEC pursuant to Section 13 or 14 of the Exchange Act.

                  (g) WCG will provide to Williams, the Indenture Trustee and the Issuer copies of all notices and reports and all other information received by it from the WCG Note Remarketing Agents in connection with the remarketing process under this Agreement.

                  (h) [Reserved.]

                  (i) WCG agrees that, at the request of the Indenture Trustee, WCG and the Issuer shall cooperate with the Indenture Trustee and Williams in causing a public or private sale of all or a portion of the WCG Note. WCG agrees to keep the Shelf Registration Statement (or, in the event that the shelf registration procedures set forth in Rule 415 or any successor rule are not available to WCG, another appropriate Registration Statement) available for any such sale and to enter into such distribution or underwriting agreements as may be reasonably requested by the Indenture Trustee in connection with any such sale and to do such things and take such actions requested by the Indenture Trustee as are customary in connection with the public or private sale of a debt security by the issuer thereof. The Indenture Trustee shall deposit any proceeds of such a sale of the WCG Note immediately upon receipt in the Indenture Redemption Account and apply such proceeds to the redemption of the Senior Notes in accordance with the Indenture.

                  SECTION 5. Representations, Warranties and Agreements of the Offerors. WCG and WCL jointly and severally represent and warrant, and agree with the WCG Note Remarketing Agents and the other parties hereto, as of the date hereof, as follows:

                  (a) Any Filed Documents will, when they are filed, conform in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder; and no such document, when it is filed, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions in the Registration Statement or Prospectus (or in amendments or supplements thereto) based upon information relating to the WCG Note Remarketing Agents furnished to WCG in writing by the WCG Note Remarketing Agents or the representatives of the WCG Note Remarketing Agents expressly for use therein.

                  (b) The WCG Note has been duly authorized, executed, authenticated, issued and delivered and constitutes the valid and legally binding obligation of WCG, enforceable against WCG in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (whether enforcement is sought by proceedings in equity or at law), entitled to the benefits provided by the WCG Note Indenture; and the WCG Note and the WCG
Note Indenture conform to the descriptions thereof in the Offering Memorandum and any amendment or supplement thereto.

                  (c) This Agreement has been duly authorized by all necessary corporate, limited liability company or trust action, as applicable, by each of WCG, WCL and the Issuer, and has been duly executed and delivered by each of WCG, WCL and the Issuer, and, subject to the due execution and delivery by the other parties to this Agreement, this Agreement constitutes the legal, valid and binding obligation of WCG, WCL and the Issuer, enforceable against WCG, WCL and the Issuer in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (whether enforcement is sought by proceedings in equity or at law) or any applicable public policy on the enforceability of provisions relating to contribution and indemnification.

                  (d) The Issuer has been duly organized and is validly existing and in good standing as a business trust under the Trust Act with all requisite trust powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents; the Issuer is not a party to any agreement other than the Transaction Documents to which it is a party and has not engaged in any activities since its organization (other than those incidental to its organization and other appropriate steps in connection with the transactions contemplated by the Transaction Documents including arrangement for the payment of fees to its trustees, the authorization and issuance of certificates of beneficial interest, the issuance and sale of the Senior Notes, the purchase and receipt of the WCG Note, the preparation, execution and delivery of any applications with any Governmental Authority, the execution of the Transaction Documents to which it is a party executed on or prior to the date hereof and the activities referred to in or contemplated by such Transaction Documents) and has not made any distributions since its organization; and the Issuer is not and will not be subject to United States Federal, state or local income or franchise taxes.

                  (e) WCG is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and possesses all corporate powers and other authorizations and licenses necessary to engage in its business and operations as now conducted and as contemplated by this Agreement, the other Transaction Documents and the Offering Memorandum. WCL is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all limited liability company powers and other authorizations and licenses necessary to engage in its business and operations as now conducted and as contemplated by this Agreement, the other Transaction Documents and the Offering Memorandum. Each of WCG and WCL is duly qualified and is in good standing as a foreign corporation or limited liability company, as applicable, authorized to do business in each jurisdiction in which the nature of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified would not result in a WCG Material Adverse Effect in the case of WCG or a WCL Material Adverse Effect in the case of WCL.

                  (f) (i) Each of WCG and WCL is (x) in compliance with all laws, rules, regulations and orders of any governmental authority applicable to it or its property, except where the failure to so comply, individually or in the aggregate, could not reasonably be expected to result in a WCG Material Adverse Effect or a WCL Material Adverse Effect, as the case may be, (y) not in violation of its charter or bylaws, and (z) not in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which WCG or WCL is a party or by which WCG or WCL or any of their respective properties are bound, except where such defaults, individually or in the aggregate, could not reasonably be expected to result in a WCG Material Adverse Effect or a WCL Material Adverse Effect, as the case may be; and (ii) the Issuer is not in breach or violation of or in default (nor, after reasonable inquiry, to the actual knowledge of any Responsible Officer of WCG, has an event occurred that with notice or lapse of time or both would constitute a default) under the terms of (A) its Organizational Documents, (B) any of the Transaction Documents or any other agreements to which the Issuer is a party, or (C) any Applicable Law.

                  (g) None of the due execution, delivery or performance by each of WCG, WCL and the Issuer of each Transaction Document to which it is a party
(i) requires any authorization or approval or other action by, or any notice or filing with, any Governmental Authority except (A) those that have been made,
(B) those that may be required under Federal or state securities or blue sky laws in connection with the sale of the WCG Note and (C) in the case of WCG, those that are necessary to comply with laws, rules, regulations and orders required in the ordinary course to comply with its ongoing obligations under the Transaction Documents; provided that all authorizations, approvals, actions, notices and filings described in this clause (C) that are necessary to have been obtained or made on or prior to the Closing Date for the consummation by WCG of the transactions contemplated by this Agreement and the other Transaction Documents or are required to have been obtained or made on or prior to the Closing Date have been obtained or made on or prior to the Closing Date, (ii) contravenes, or constitutes a default under, its Organizational Documents or any Applicable Law in effect on the Closing Date or any material contractual restriction or, in the case of the Issuer, any agreement or instrument binding on or affecting it, (iii) results in the imposition or creation of any Lien on any of its assets except Permitted Liens (in the case of the Issuer, of the type described in clause (iii) of the definition thereof) or (iv) results in the termination, suspension or revocation of any permit, license, covenant, exemption, franchise, authorization or other approval (each, an "Authorization") of WCG, WCL or the Issuer or results in any other impairment of the rights of the holder of any such Authorization.

                  (h) None of WCG, WCL and the Issuer is, and after giving effect to the issuance of the WCG Note to the Issuer none of WCG, WCL and the Issuer will be, required to register as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (i) None of WCG and WCL is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA. The Issuer is not subject to regulation as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company," in each case as such terms are defined in the PUHCA.

                  (j) The Issuer is the beneficial owner of the WCG Note, free and clear of any Lien or claims of any Person, except as otherwise provided in the Transaction Documents.

                  (k) Except as disclosed in WCG's Form 10-K for the year ended December 31, 2000, (i) there is no Proceeding pending or, to the knowledge of any Responsible Officer of WCG, threatened against or involving WCG or any Subsidiary of WCG in any court or before any arbitrator of any kind or before or by any governmental body, which, in the reasonable judgment of WCG (taking into account the exhaustion of all appeals), would have a WCG Material Adverse Effect or which, despite any such disclosure, purports to affect the legality, validity, binding effect or enforceability against WCG or WCL of any Transaction Document to which it is a party, and (ii) there is no Proceeding pending against or, after reasonable inquiry, to the actual knowledge of any Responsible Officer of WCG, threatened against the Issuer before any Governmental Authority.

                  (l) Other than as disclosed in Schedule II hereto, there are no contracts, agreements or understandings (other than this Agreement) between WCG and any Person granting such Person the right to register any securities of WCG pursuant to any Registration Statement used to register the WCG Note.

                  (m) Other than as disclosed in Schedule I hereto, there are no contracts, agreements or understandings between WCG and any Person which would require WCG to issue securities that, if entered into after the date of this Agreement, would cause WCG or a third party to contravene the provisions of
Section 3(e).

                  SECTION 6. Registration Procedures. In connection with the obligations of WCG with respect to any Shelf Registration Statement pursuant to Sections 3(a) and 3(c) or a Registration Statement pursuant to Section 3(f), WCG shall:

                  (a) as far in advance as practical before filing any Registration Statement or any amendment thereto, provide the WCG Note Remarketing Agents, the Indenture Trustee and Williams and their respective counsel with reasonably complete drafts of all such documents proposed to be filed (including exhibits), and the WCG Note Remarketing Agents, the Indenture

Trustee and Williams shall have the opportunity to object to any information pertaining to any of them that is contained therein and to make comments and suggestions as to the presentation of the information therein, and WCG will make the corrections and other changes reasonably requested by them with respect to such information prior to filing any such Registration Statement (including any amendment thereto) unless it has a reasonable basis not to do so;

                  (b) prepare and file with the SEC such amendments and supplements to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the WCG Effectiveness Period and to any Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such Registration Statement or the accurateness or completeness of the information contained therein and to comply with the provisions of the Securities Act with respect to the disposition of the WCG Note covered by such Registration Statement in accordance with the remarketing procedures set forth herein, until the end of the WCG Effectiveness Period;

                  (c) promptly notify the WCG Note Remarketing Agents, the Indenture Trustee, Williams and their respective counsel:

                  (i) when any Registration Statement or any Prospectus to be used hereunder, or any amendment or supplement thereto, has been filed and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective;

                  (ii) of any written comments from the SEC with respect to any filing referred to in clause (i) and of any written request by the SEC for amendments or supplements to such Registration Statement or Prospectus;

                  (iii) of the notification to WCG by the SEC of (x) its initiation of any proceeding with respect to the issuance by the SEC or
         (y) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement;

                  (iv) of the receipt by WCG of any notification with respect to the suspension of the qualification of the WCG Note for sale under the applicable securities or blue sky laws of any jurisdiction;

                  (v) of the happening of any event that makes any statement of a material fact made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires the making of any changes in such Registration Statement, Prospectus or related documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (vi) of the reasonable determination by WCG that a post-effective amendment to such Registration Statement would be appropriate;

                  (d) furnish such proper information as may be lawfully required and otherwise cooperate in qualifying and registering the WCG Note for offer and sale under the blue sky laws of such jurisdictions in the United States as the WCG Note Remarketing Agents or the Indenture Trustee may designate and such other governmental agencies or authorities within the United States as may be necessary to enable the WCG Note Remarketing Agents or the Indenture Trustee to sell or remarket the WCG Note in accordance with this Agreement, provided that neither WCG nor the Issuer shall be required to qualify as a foreign corporation, trust or other entity or dealer in securities, to file any consents to service of process under the laws of any jurisdiction or to meet any other requirements deemed by WCG to be unduly burdensome;

                  (e) use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement and to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

                  (f) cooperate with the Issuer, the WCG Note Remarketing Agents and the Indenture Trustee to facilitate the timely delivery of certificates representing the WCG Note (or portion thereof) to be remarketed or sold that do not bear any restrictive legends (to the extent appropriate) and cause the WCG Note to be timely issued in such denominations and registered in such names as the WCG Note Remarketing Agents or the Indenture Trustee may reasonably request;

                  (g) upon the occurrence of any circumstance contemplated by Sections 3(c), 4(d), 6(c)(iii) (if such circumstance can be remedied as provided in this Section 6(g)), 6(c)(v) or 6(c)(vi), use its reasonable best efforts to amend or supplement the Registration Statement or the Prospectus by either (i) preparing and furnishing to the WCG Note Remarketing Agents, the Indenture Trustee and Williams at WCG's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or
(ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; and WCG agrees to notify the WCG Note Remarketing Agents, the Indenture Trustee and Williams as promptly as practicable after the occurrence of such an event; and each WCG Note Remarketing Agent and the Indenture Trustee agrees that, following such notice, it will suspend use of the Prospectus until WCG has amended or supplemented the Prospectus to correct such misstatement or omission;

                  (h) make available for inspection by the WCG Note Remarketing Agents, the Indenture Trustee and Williams and any attorney, accountant or other agent or advisor retained by any of them (collectively, the "Inspectors"), during reasonable business hours during the WCG Note Remarketing Period and at such other times as reasonably requested by the Indenture Trustee, all financial and other records, pertinent corporate documents and properties of the Offerors (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities or prepare for any potential due diligence defense and cause the officers, directors and employees of the Offerors to supply all information in each case reasonably requested by any such Inspector in connection with the Shelf Registration Statement; provided, however, that Records which WCG determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors; provided that the Inspectors may disclose any information in such Records (A) as has become generally available to the public through no fault of the Inspectors, the WCG Note Remarketing Agents, the Indenture Trustee or Williams, (B) in the opinion of Inspectors' counsel, as may be required under compulsion of legal process (in which case such Records shall be disclosed to the extent and for the limited purpose so required), (C) in the opinion of the Inspectors' counsel, in order to comply with any Applicable Law applicable to the Inspectors, the WCG Note Remarketing Agents, the Indenture Trustee or Williams and (D) as may be necessary for the Inspectors, the WCG Note Remarketing Agents, the Indenture Trustee or Williams to comply with the Transaction Documents; and the Indenture Trustee, Williams and each WCG Note Remarketing Agent will be required to agree further that it will, if such confidential Records are disclosed to the Inspectors, cause the Inspectors to keep such Records confidential except in the circumstances described in this paragraph and, upon learning that disclosure of such Records is, in the opinion of the Inspectors' counsel, required pursuant to clauses (B) or (C) above, unless otherwise prohibited by such legal process or Applicable Law, cause the Inspectors to give prompt written notice of such requirement to disclose to WCG as soon as reasonably practicable and, unless otherwise prohibited by such legal process or Applicable Law, cause the Inspectors to refrain from disclosing such information until WCG shall have a reasonable opportunity, at its expense, to undertake appropriate action to prevent disclosure of the Records determined or notified by WCG to be confidential;

                  (i) following any public offering of the remarketed WCG Note, make generally available to its securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing at the end of the fiscal quarter in which such sale occurs;

                  (j) cooperate with the WCG Note Remarketing Agents and any other Person, if any, participating in the remarketing and/or the disposition of the WCG Note and their respective counsel in connection with filings, if any, required to be made with the NASD;

                  (k) if so requested by the WCG Note Remarketing Agents or the Indenture Trustee, use its reasonable best efforts to cause the WCG Note to be
(i) listed on each securities exchange or quotation system on which similar securities issued by WCG are then listed and (ii) rated with the Rating Agencies, in each case as and when requested by the WCG Note Remarketing Agents or the Indenture Trustee;

                  (l) provide an appropriate CUSIP number for the WCG Note not later than the effective date of a Registration Statement covering such WCG Note; and

                  (m) use its reasonable best efforts to take all other steps necessary to effect the registration of the WCG Note in connection with the remarketing and/or sale thereof as contemplated herein.

                  Each WCG Note Remarketing Agent and the Indenture Trustee hereby agrees that, upon receipt of any notice from WCG or the Issuer of the happening of any event of the kind described in Section 6(c)(iii), 6(c)(v) or 6(c)(vi), such Person will forthwith discontinue its remarketing of the WCG Note pursuant to the Registration Statement relating thereto until such Person shall have received copies of the supplemented or amended Prospectus contemplated by
Section 6(g) and, if so directed by WCG, will deliver to WCG (at the expense of WCG) all copies, other than permanent file copies, then in its possession of the Prospectus relating to the WCG Note at the time of receipt of such notice.

                  SECTION 7. [Reserved].

                  SECTION 8. Remarketing Procedures.

                  (a) Upon the occurrence of a Reset Event, the Indenture Trustee shall deliver to the WCG Note Remarketing Agents a written notice to commence the process of remarketing the WCG Note.

                  (b) If the Conditions Precedent to a public offering of the WCG Note set forth in Section 12(a) have been met, the WCG Note Remarketing Agents shall commence such public offering in accordance with the remarketing procedures set forth herein. If a WCG Failed Registration has occurred, then any actions undertaken or to be undertaken with respect to a public offering of the WCG Note by the WCG Note Remarketing Agents shall cease, the WCG Note Remarketing Agents shall have no further obligations to remarket the WCG Note under this Agreement and the WCG Note Remarketing Agents shall declare a Failed Reset Sale.

                  (c) If the Conditions Precedent set forth in Section 12(b) have been met, on the Successful Remarketing Date, WCG, WCL, the Issuer, the Indenture Trustee and the WCG Note Remarketing Agents shall enter into the WCG Distribution Agreement.

                  (d) On the date of the Reset Sale, the WCG Note Remarketing Agents shall (i) make payment (or arrange for payment to be made in accordance with the WCG Distribution Agreement) of the purchase price for the WCG Note (or portion thereof) that has been sold in the Reset Sale to the Indenture Trustee, by the close of business on such date, against delivery through DTC or otherwise of the WCG Note (or such portion thereof), and (ii) deliver to the Indenture Trustee a certificate of the WCG Note Remarketing Agents certifying that the amounts paid to the Indenture Trustee with respect to such Reset Sale represent proceeds from a Reset Sale. The Indenture Trustee shall deposit such purchase price immediately upon receipt in the Indenture Redemption Account and apply such purchase price to the redemption of the Senior Notes in accordance with the Indenture.

                  SECTION 9. Fees and Expenses.

                  (a) For their services in performing their duties set forth hereunder with respect to remarketing the WCG Note, on the Reset Sale Date, the WCG Note Remarketing Agents will receive from WCG (or WCL, to the extent not received from WCG) a commission of 3.0% of the gross sales proceeds of the portion of the WCG Note actually remarketed and sold, payable by wire transfer in same day funds.

                  (b) In addition to their obligation under Section 9(a) and in addition to their obligations under Section 13, WCG and WCL shall jointly and severally be obligated, from time to time upon the request of the WCG Note Remarketing Agents, to pay the reasonable fees and expenses of counsel incurred by the WCG Note Remarketing Agents in connection with the performance of their duties hereunder. The obligations of WCG and WCL to make the payments required by this Section 9 shall survive the termination of this Agreement or the termination of the obligations of the WCG Note Remarketing Agents hereunder and remain in full force and effect until all such payments shall have been made in full.

                  (c) Without limiting the effect of the foregoing, WCG and WCL shall jointly and severally be obligated to pay all Registration Expenses in connection with the registration pursuant to Section 3 and will reimburse the WCG Note Remarketing Agents, the Issuer, the Indenture Trustee and Williams for the reasonable fees and disbursements of their counsel incurred in connection with a Shelf Registration Statement hereunder.

                  SECTION 10. Resignation and Removal of the WCG Note Remarketing Agents; Additional Agents.

                  (a) Each WCG Note Remarketing Agent may resign and be discharged from its duties and obligations hereunder at any time, such resignation to be effective 30 days after delivery of notice to WCG, WCL, Williams, the Issuer, the WCG Note Indenture Trustee and the Indenture Trustee of such resignation, subject to the provisions of this Section 10. The Indenture Trustee may remove any WCG Note Remarketing Agent at any time for cause, such removal to be effective 30 days after delivery of notice of such removal to WCG, WCL, Williams, the

Issuer, the WCG Note Indenture Trustee and the WCG Note Remarketing Agents, subject to the provisions of this Section 10. In each such case, the Indenture Trustee will use its reasonable best efforts to appoint a successor WCG Note Remarketing Agent from among the Eligible WCG Note Remarketing Agents and to cause such successor WCG Note Remarketing Agent to enter into this Agreement by executing a supplement hereto as soon as reasonably practicable but within 30 days of the delivery of such notice and shall notify the existing WCG Note Remarketing Agent(s) of such appointment as promptly as practicable. It shall be the sole obligation of the Indenture Trustee to appoint a successor WCG Note Remarketing Agent, but the resigning WCG Note Remarketing Agent will reasonably cooperate in handing over the responsibilities of WCG Note Remarketing Agent to such successor. For purposes of this Section 10(a), "cause" means the failure of such WCG Note Remarketing Agent to comply with its obligations hereunder.

                  (b) No resignation or removal of any WCG Note Remarketing Agent pursuant to this Section 10 shall become effective until the Indenture Trustee shall have appointed an Eligible WCG Note Remarketing Agent as successor WCG Note Remarketing Agent and such successor WCG Note Remarketing Agent shall have become a party to this Agreement or entered into a new remarketing agreement substantially in the form of this Agreement in which it has agreed to conduct the remarketing in accordance with the terms and conditions described herein.

                  (c) The Indenture Trustee shall have the right to designate which WCG Note Remarketing Agents shall act as co-managers, together with the Initial WCG Note Remarketing Agent, with respect to the WCG Note. The WCG Note Remarketing Agents may, at their discretion and expense, make arrangements to be assisted by any co-marketing agent or any broker-dealer or underwriting firm in connection with the remarketing of the WCG Note (and, if appropriate, to have such Persons become parties to the WCG Distribution Agreement), in each case with the consent of the Indenture Trustee, which consent shall not be unreasonably withheld or delayed, with such reasonable compensation therefor, if any, as may be agreed between the WCG Note Remarketing Agents and such Person, after consultation with the Indenture Trustee. In addition, if so requested by the Indenture Trustee, one or more additional WCG Note Remarketing Agents may be appointed hereunder and may be made parties to the WCG Distribution Agreement with each WCG Note Remarketing Agent to be given responsibility for remarketing a specified portion of WCG Note as such WCG Note Remarketing Agents may decide in consultation with the Indenture Trustee (or failing agreement between such WCG Note Remarketing Agents, by the Indenture Trustee), in which case all references herein shall be deemed to apply, mutatis mutandis, to all WCG Note Remarketing Agents severally but not jointly, and in such case the compensation to be paid by WCG to the WCG Note Remarketing Agents hereunder shall be split among all such WCG Note Remarketing Agents in the manner agreed to by such WCG Note Remarketing Agents.

                  (d) Notwithstanding the foregoing provisions of this Section 10, if, prior to the occurrence of a Reset Event, WCG has retained any Eligible WCG Note Remarketing Agent (other than the Initial WCG Note Remarketing Agent or any successor WCG Note Remarketing

Agents appointed pursuant to Section 10(b)) to sell any debt securities of WCG having a maturity of one year or more or any debt securities of any Subsidiary of WCG having a maturity of one year or more if such securities are effectively guaranteed by WCG and subsequently a Reset Event occurs before the consummation or abandonment of such sale, (i) WCG shall cause each such Eligible WCG Note Remarketing Agent to become a WCG Note Remarketing Agent with respect to the WCG Note pursuant to the terms of this Agreement by executing a supplement hereto within ten Business Days following the occurrence of such Reset Event and to enter into the WCG Distribution Agreement required pursuant hereto, upon which the Initial WCG Note Remarketing Agent may resign and be discharged in accordance with the provisions of Section 10(b), and (ii) if WCG fails (although it is not responsible for the failure of such Eligible WCG Note Remarketing Agent to comply with the preceding clause (i)) to comply with the preceding clause (i), such failure shall be deemed to result in a WCG Legal Impossibility.

                  SECTION 11. Dealing in WCG Securities. Each WCG Note Remarketing Agent, when acting as a WCG Note Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by Applicable Law, buy, sell, hold and deal in the WCG Note. Notwithstanding the foregoing, each WCG Note Remarketing Agent is not obligated to purchase any portion of the WCG Note that would otherwise remain unsold in a remarketing unless required pursuant to a WCG Distribution Agreement. Each WCG Note Remarketing Agent, as a holder of any portion of the WCG Note, may exercise any vote or join as a holder in any action which any holder of such securities may be entitled to exercise or take pursuant to the terms thereof with like effect as if it did not act in any capacity hereunder. Each WCG Note Remarketing Agent, in its capacity either as principal or agent, may also engage in or have an interest in any financial or other transaction with WCG as freely as if it did not act in any capacity hereunder to the extent permitted by Applicable Law.

                  SECTION 12. Conditions to WCG Note Remarketing Agents' Obligations. The obligations of the WCG Note Remarketing Agents under this Agreement have been undertaken in reliance on, and shall be subject to, compliance with the conditions precedent set forth in the following paragraphs
(a) through (d) (the "Conditions Precedent") on or prior to the indicated dates (with respect to the WCG Note (or portion thereof then available for marketing)).

                  (a) As soon as practicable following the occurrence of the applicable Reset Event and in any event no later than 10 Business Days after such occurrence:

                  (i) WCG, WCL, the Issuer, Williams and the Indenture Trustee shall have complied in all material respects with their respective obligations and agreements as set forth in this Agreement; and

                  (ii) WCG shall have filed a Registration Statement covering the WCG Note and the remarketing thereof, which Registration Statement shall have been declared effective by the SEC, and no stop order suspending the effectiveness thereof shall have been issued and not withdrawn or revoked under the Securities Act and no proceedings therefor shall have been initiated or threatened by the SEC.

If the WCG Note Remarketing Agents shall reasonably determine in their sole discretion that the Conditions Precedent set forth in this paragraph (a) are not fulfilled, then the WCG Note Remarketing Agents shall declare a Failed Reset Sale.

                  (b) On any Business Day on which the WCG Note Remarketing Agents have given notice of a successful remarketing of all or a portion of the WCG Note (the "Successful Remarketing Date"):

                  (i) WCG, WCL, the Issuer and the Indenture Trustee shall enter into the WCG Distribution Agreement with the WCG Note Remarketing Agents;

                  (ii) WCG, WCL, the Issuer, Williams and the Indenture Trustee shall have complied in all material respects with their respective obligations and agreements set forth herein and in the WCG Distribution Agreement; and

                  (iii) WCG and WCL shall make the representations and warranties contained in Section 5 hereof, and such representations and warranties and the representations and warranties in the WCG Distribution Agreement shall be true, complete and correct in all material respects as if made on such date except as otherwise disclosed in the WCG Remarketing Documents.

If the WCG Note Remarketing Agents shall reasonably determine in their sole discretion that the Conditions Precedent set forth in this paragraph (b) are not fulfilled, then the WCG Note Remarketing Agents shall declare a Failed Reset Sale.

                  (c) Following the execution of any WCG Distribution Agreement, in addition to the Conditions Precedent set forth in paragraph (b) above, the conditions precedent set forth in the WCG Distribution Agreement shall have been fulfilled and the sale of the WCG Note (or portion thereof) thereunder shall have been consummated on the closing date set forth in the WCG Distribution Agreement. If the WCG Note Remarketing Agents shall reasonably determine in their sole discretion that the Conditions Precedent set forth in this paragraph
(c) are not fulfilled, then the WCG Note Remarketing Agents shall declare a Failed Reset Sale.

                  (d) (i) Promptly upon request following a Reset Event, WCG and the Issuer shall deliver to the WCG Note Remarketing Agents such current or updated WCG Remarketing Documents and other current information and other materials as the WCG Note Remarketing Agents shall reasonably request and (ii) at all times during the WCG Note Remarketing Period (subject to the last sentence of this Section 12(d)), none of the following events shall have occurred:

                           (x)(1) trading in securities generally on the New
                  York Stock Exchange or the American Stock Exchange, or trading in any securities of WCG on any exchange located in the United States or Europe, shall have been suspended or minimum prices shall have been established on any such exchange by the SEC, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (2) a general banking moratorium in New York shall have been declared by Federal or New York state authorities, (3) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (4) there shall have occurred a change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) that in the judgment of the WCG Note Remarketing Agents is material and adverse; and

                           (y) in the case of any of the events specified in
                  clauses (x)(1) through (x)(4) above, such event, singly or together with any other such event, makes it, in the judgment of the WCG Note Remarketing Agents, impracticable or inadvisable to proceed with the offering or delivery of the WCG Note (or portion thereof) being delivered on such Reset Sale Date on the terms and in the manner contemplated in the WCG Remarketing Documents.

If on any Business Day during the WCG Note Remarketing Period (until the last day thereof), the WCG Note Remarketing Agents shall reasonably determine in their sole discretion that the Conditions Precedent set forth in this paragraph
(d) are not fulfilled, then the WCG Note Remarketing Agents shall not be required to remarket the WCG Note on such day; provided that, if all Conditions Precedent other than those set forth in this paragraph (d) are met by the last day of the WCG Note Remarketing Period, the Conditions Precedent set forth in this paragraph (d) shall no longer be applicable and shall not prevent the occurrence of a Successful Remarketing Date.

                  (e) The WCG Note Remarketing Agents may consult with counsel in making any determination which may be made by them pursuant to this Section 12 and may conclusively rely on the advice or opinion of any such counsel with respect thereto.

                  SECTION 13. Indemnification.

                  (a) Each of the Issuer, WCG and WCL jointly and severally shall indemnify and hold harmless each WCG Note Remarketing Agent, its officers and employees and each person, if any, who controls any WCG Note Remarketing Agent within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that WCG Note Remarketing Agent, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) all remarketing activity undertaken
by the WCG Note Remarketing Agents or any of their respective officers, employees and agents in respect of the WCG Note, and any other action taken by the WCG Note Remarketing Agents or any of their respective officers, employees and agents in furtherance of this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in (A) any WCG Remarketing Document or in any Filed Document or in any amendment or supplement thereto or
(B) in any materials or information provided to investors by, or with the approval of, WCG, WCL or the Issuer in connection with the marketing of the offering of the WCG Note ("Marketing Materials"), including any roadshow or investor presentations made to investors by WCG, WCL or the Issuer (whether in person or electronically) or (iii) the omission or alleged omission to state in any WCG Remarketing Document or in any Filed Document, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each WCG Note Remarketing Agent and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that WCG Note Remarketing Agent, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that WCG, WCL and the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, (x) the gross negligence or willful misconduct of such WCG Note Remarketing Agent in connection with clause (i) above or (y) any untrue statement or alleged untrue statement or omission or alleged omission made in any WCG Remarketing Document or in any Filed Document, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such WCG Note Remarketing Agent furnished to WCG, WCL or the Issuer by or on behalf of any WCG Note Remarketing Agent specifically for inclusion therein; and, provided further, that WCG, WCL and the Issuer will not be liable to any WCG Note Remarketing Agent with respect to any preliminary WCG Remarketing Document to the extent WCG, WCL and the Issuer shall sustain the burden of proving that any such loss, claim, damage or liability resulted from the fact that such WCG Note Remarketing Agent, in contravention of a requirement of applicable law, remarketed the WCG Note (or a portion thereof) to a person to whom such WCG Note Remarketing Agent failed to send or give, at or prior to the settlement date for such sale of the WCG Note (or a portion thereof), a copy of a final WCG Remarketing Document, as then amended or supplemented, if: (i) WCG, WCL or the Issuer has previously furnished copies thereof (in sufficient quantity and sufficiently in advance of such settlement date to allow for distribution by such settlement date) to such WCG Note Remarketing Agent and the loss, claim, damage or liability of such WCG Note Remarketing Agent resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary WCG Remarketing Document which was corrected in a final WCG Remarketing Document as, if applicable, amended or supplemented prior to such settlement date and such final WCG Remarketing Document was required by law to be delivered at or prior to the written confirmation of sale to such person and
(ii) such failure to give or send such final WCG Remarketing Document by such settlement date to the party or parties asserting such loss, claim, damage or liability would have constituted the sole defense to the claim asserted by such person. The foregoing indemnity agreement is in addition to any liability which WCG, WCL and the Issuer may otherwise have to any WCG Note Remarketing Agent or to any officer, employee or controlling person of that WCG Note Remarketing Agent.

                  (b) Each WCG Note Remarketing Agent, severally and not jointly, shall indemnify and hold harmless the Issuer, the Issuer Trustee, WCG and WCL, its officers and employees, each of its directors, and each person, if any, who controls WCG or WCL within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer, the Issuer Trustee, WCG, WCL or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any WCG Remarketing Document or in any Filed Document or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any WCG Remarketing Document or in any Filed Document, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such WCG Note Remarketing Agent furnished to WCG, WCL or the Issuer by or on behalf of that WCG Note Remarketing Agent specifically for inclusion therein, and shall reimburse the Issuer, the Issuer Trustee, WCG, WCL and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Issuer, the Issuer Trustee, WCG, WCL or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any WCG Note Remarketing Agent may otherwise have to the Issuer Trust, the Issuer Trustee, WCG, WCL or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 13 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 13, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 13. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 13 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the WCG Note Remarketing Agents or any controlling person shall have the right to employ counsel to represent jointly the WCG Note Remarketing Agents and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the WCG Note Remarketing Agents against WCG, WCL or the Issuer under this Section 13 if: (i) the employment of such counsel has been expressly authorized in writing by WCG or WCL; (ii) WCG or WCL has not assumed the defense of and employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the commencement of such action or (iii) the named parties to any such action or proceeding (including impleaded parties) include both the WCG Note Remarketing Agents or such controlling person and the Issuer, WCG or WCL and the WCG Note Remarketing Agents or such controlling party shall have been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party, which are different from or additional to those available to the Issuer, WCG or WCL, and such counsel's representation of the WCG Note Remarketing Agents or such controlling person and the Issuer, WCG or WCL in such action or proceeding would give rise to a conflict of interest which would make it improper for such counsel to represent both the WCG Note Remarketing Agents or such controlling person and the Issuer, WCG or WCL (in which case neither WCG nor WCL shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party). WCG and WCL shall not, in connection with any one such action or proceeding, or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm for the WCG Note Remarketing Agents and controlling persons (in addition to any local counsel), which firm will be designated by Credit Suisse First Boston Corporation, and WCG and WCL shall jointly and severally reimburse all such reasonable fees and expenses as they are billed. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 13 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 13(a) or 13(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer, WCG and WCL on the one hand and the WCG Note Remarketing Agents on the other from the offering of the WCG Note or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer, WCG and WCL on the one hand and the WCG Note Remarketing Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, WCG and WCL on the one hand and the WCG Note Remarketing Agents on the other from the offering of the WCG Note (if a remarketing of the WCG Note hereunder has occurred) shall be deemed to be in the same proportion as the total net proceeds from the offering of the WCG Note (before deducting expenses) received by the Issuer, on the one hand, and the total compensation received by the WCG Note Remarketing Agents under Section 9(a) hereof. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by WCG, WCL and the Issuer or the WCG Note Remarketing Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, WCG, WCL and the WCG Note Remarketing Agents agree that it would not be just and equitable if contributions pursuant to this Section 13 were to be determined by pro rata allocation (even if the WCG Note Remarketing Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 13(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 13(d), no WCG Note Remarketing Agent shall be required to contribute any amount in excess of the amount by which the total sales proceeds of the WCG Note remarketed by it exceeds the amount of any damages which such WCG Note Remarketing Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The WCG Note Remarketing Agents' obligations to contribute as provided in this Section 13(d) are several in proportion to the respective aggregate principal amount of the WCG Note remarketed by each WCG Note Remarketing Agent and not joint.

                  (e) The indemnity and contribution agreements contained in this Section 13 and the representations and warranties of the Issuer, WCG and WCL set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the WCG Note Remarketing Agents or any Person controlling the WCG Note Remarketing Agents, the Issuer, the Issuer Trustee, WCG, WCL, their respective directors or officers, or any Person controlling WCG or WCL, (ii) acceptance of any portion of the WCG Note and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any WCG Note Remarketing Agent or any Person controlling the WCG Note Remarketing Agents, or to the Issuer, the Issuer Trustee, WCG, WCL, their respective directors or officers, or any Person controlling WCG or WCL, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreement contains in this Section 13.

                  (f) The remedies provided for in this Section 13 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  SECTION 14. Termination of Obligations of WCG Note Remarketing Agents. The obligations of each WCG Note Remarketing Agent shall terminate hereunder upon (a) the removal or resignation of such WCG Note Remarketing Agent and the appointment of a successor WCG Note Remarketing Agent in accordance with the provisions of Section 10; provided that, in any such case, the rights of such WCG Note Remarketing Agent under Sections 9 and 13 with regard to remarketing activity already carried out in accordance with the terms of this Agreement shall continue and remain in full force and effect, (b) the acceleration of the WCG Note, and (c) the occurrence of a Failed Reset Sale.

                  SECTION 15. WCG Note Remarketing Agents' Performance; Duty of Care; Liability.

                  (a) The duties and obligations of each WCG Note Remarketing Agent shall be determined solely by the express provisions of this Agreement. No implied covenants or obligations of or against the WCG Note Remarketing Agents shall be read into this Agreement. In the absence of bad faith on the part of the WCG Note Remarketing Agents, the WCG Note Remarketing Agents may conclusively rely upon any document furnished to them, which purports to conform to the requirements of this Agreement, as to the truth of the statements expressed in any of such documents. The WCG Note Remarketing Agents shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. Each WCG Note Remarketing Agent shall incur no liability to any of WCG, WCL, the Issuer, the Indenture Trustee or the purchasers of the WCG Note in its individual capacity or as WCG Note Remarketing Agent for any action or failure to act in connection with a remarketing or otherwise, except as a result of gross negligence, willful misconduct or willful breach of this Agreement on its part.

                  (b) Each WCG Note Remarketing Agent may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons. Each WCG Note Remarketing Agent shall not be required to take any action under this Agreement if such WCG Note Remarketing Agent shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of this Agreement or is otherwise contrary to Applicable Law. Each WCG Note Remarketing Agent shall incur no liability if, by reason of any provision of any future Applicable

Law, such WCG Note Remarketing Agent shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed by it.

                  (c) Except as otherwise provided in Section 13, each WCG Note Remarketing Agent shall be under no obligation to appear in, prosecute or defend any action or take, suffer or omit from taking any action under this Agreement which in its opinion may require it to incur any out-of-pocket expense or any liability, unless it shall be furnished with security and indemnity reasonably satisfactory to it against such expense or liability as it may require, and any reasonable out-of-pocket cost of such WCG Note Remarketing Agent as a result of such actions shall be paid jointly and severally by WCG and WCL.

                  (d) The parties hereto acknowledge that any sale of the WCG Note pursuant to this Agreement and the WCG Distribution Agreement may be at prices and on terms less favorable to WCG than those obtainable in a public or private offering by WCG under different circumstances. Subject to Sections 2(b)(ii) and 2(b)(iii), the WCG Note Remarketing Agents shall incur no liability as a result of the sale of the WCG Note (or a portion thereof) made in accordance with this Agreement and the WCG Distribution Agreement. WCG, WCL, Williams and the Issuer each hereby waives any claims against the WCG Note Remarketing Agents arising by reason of the fact that the price at which the WCG Note (or applicable portion thereof) may have been sold was less than the price that might have been obtained at a sale thereof by WCG, the Issuer or any third party in different circumstances or was less than the aggregate amount of the Secured Obligations, even if the WCG Note Remarketing Agents accept the first offer received and do not offer the WCG Note (or applicable portion thereof) to more than one offeree.

                  SECTION 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 17. Term of Agreement. Unless otherwise terminated in accordance with the provisions hereof, this Agreement shall remain in full force and effect until all Secured Obligations under the Indenture have been satisfied and discharged in full. Regardless of any termination of this Agreement pursuant to any of the provisions hereof, the obligations of WCG and WCL pursuant to Sections 9 and 13 with regard to remarketing activity already carried out in accordance with the terms of this Agreement shall continue and remain in full force and effect.

                  SECTION 18. Successors and Assigns. Except as otherwise provided herein, the rights and obligations of the parties hereto may not be assigned or delegated to any other Person without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and will not confer any benefit upon any other Person other than Persons, if any, which are entitled to indemnity or contribution to the extent provided in Section 13. The terms

"successors" and "assigns" shall not include any purchaser of any portion of the WCG Note merely because of such purchase.

                  SECTION 19. Headings. Section headings have been inserted in this Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Agreement and will not be used in the interpretation of any provisions of this Agreement.

                  SECTION 20. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provision of any constitution, statute, rule or public policy or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstance or jurisdiction or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatsoever.

                  SECTION 21. WCG Note Remarketing Agents Not Acting as Underwriter.

                  (a) It is expressly understood and agreed by all parties hereto that each WCG Note Remarketing Agent's only obligations hereunder are as set forth in Sections 2(b), 6(h), 6 (last paragraph), 8, 10, 12, 13 and 15 of this Agreement. When engaged in remarketing the WCG Note, each WCG Note Remarketing Agent shall act only as agent for and on behalf of the Issuer. Each WCG Note Remarketing Agent shall not act as underwriter for the WCG Note (except if and to the extent otherwise agreed in the WCG Distribution Agreement) and shall in no way be obligated to advance or use its own funds to purchase the WCG Note (except in its individual capacity as purchaser of that portion of the WCG
Note it shall elect, in accordance with Section 11, to purchase, in its sole discretion, or to the extent otherwise agreed in the WCG Distribution Agreement) or to otherwise expend or risk its own funds or incur or become exposed to financial liability in the performance of its duties hereunder.

                  (b) [Reserved.]

                  (c) It is expressly understood and agreed by all parties hereto that the obligation of the WCG Note Remarketing Agents to remarket the WCG Note is undertaken on a "best-efforts" basis only (except if and to the extent otherwise agreed in the WCG Distribution Agreement), and the WCG Note Remarketing Agents shall incur no liability to any Person in connection with a failure to remarket the WCG Note in accordance with the provisions of this Agreement.

                  SECTION 22. Amendments. This Agreement may be amended by any instrument in writing signed by all of the parties hereto so long as this Agreement as amended is not inconsistent with the Issuer Trust Agreement or the Participation Agreement or Section 7.01(s) of the Indenture in effect as of the date of any such amendment.

                  SECTION 23. Notices. Except as otherwise expressly provided herein in any particular case, all notices, approvals, consents, requests and other communications hereunder shall be in writing and shall, if addressed as provided in the following sentence, be deemed to have been given (i) when delivered by hand, (ii) one Business Day after being sent by a private nationally or internationally recognized overnight courier service or (iii) when sent by telecopy, if immediately after transmission the sender's facsimile machine records in writing the correct answer back. Actual receipt at the address of an addressee, regardless of whether in compliance with the foregoing, is effective notice hereunder. Until otherwise so notified by the respective parties, all notices, approvals, consents, requests and other communications shall be addressed to the following addresses:

                  If to WCG, WCL, Williams, the Issuer (or the Issuer Trustee), the Indenture Trustee or the WCG Note Indenture Trustee:

                  To the respective addresses set forth for each such Person in
                  Section 7.2 of the Participation Agreement.

                  If to the Initial WCG Note Remarketing Agent:

                  Credit Suisse First Boston Corporation
                  Eleven Madison Avenue
                  New York, NY 10010
                  Attention: James Fields
                  Telecopier No.: (212) 538-0885
                  Telephone No.: (212) 538-2263

                  A duplicate copy of each notice, approval, consent, request or other communication given hereunder by each of the parties hereto to any one of the others shall also be given to all of the others. However, failure to give notice to any party shall not affect the effectiveness of notice to parties as to whom notice has been given in accordance with the first two sentences of this
Section 23. Each of the parties hereto may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

                  SECTION 24. Counterparts. This Agreement may be executed in several counterparts, each of which shall be regarded as an original, and all of which shall constitute one and the same document.

                  SECTION 25. Regarding the Indenture Trustee and the WCG Note Indenture Trustee. The Indenture Trustee and the WCG Note Indenture Trustee shall each be afforded all of the rights, powers, immunities and indemnities set forth in the Indenture and the WCG Note

Indenture, respectively, as if such rights, powers, immunities and indemnities were specifically set forth herein.

                  SECTION 26. Limitation of Liability of Wilmington Trust Company. It is expressly understood and agreed by the parties hereto with respect to the Issuer (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Issuer Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertaking and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other related documents; provided, however, this Section shall not limit the liability expressly assumed by Wilmington Trust Company under this Agreement or the Issuer Trust Agreement, respectively.


                            [signature pages follow]

                  IN WITNESS WHEREOF, each of Williams, WCG, WCL, the Issuer, the Indenture Trustee, the WCG Note Indenture Trustee and the Initial WCG Note Remarketing Agent has caused this Agreement to be executed in its name and on its behalf by one of its duly authorized officers as of the date first above written.

                                   THE WILLIAMS COMPANIES, INC.

                                   By: /s/ DEBORAH S. FLEMING
                                      ------------------------------------------
                                   Name:  Deborah S. Fleming
                                   Title: Assistant Treasurer

                                   WILLIAMS COMMUNICATIONS GROUP, INC.

                                   By: /s/ HOWARD S. KALIKA
                                      ------------------------------------------
                                   Name:  Howard S. Kalika
                                   Title: Vice President

                                   WILLIAMS COMMUNICATIONS, LLC

                                   By: /s/ HOWARD S. KALIKA
                                      ------------------------------------------
                                   Name:  Howard S. Kalika
                                   Title: Vice President

                                   WCG NOTE TRUST

                                   By: WILMINGTON TRUST COMPANY, not
                                   in its individual capacity but
                                   solely in its capacity as Issuer
                                   Trustee

                                   By: /s/ JAMES P. LAWLER
                                      ------------------------------------------
                                   Name:  JAMES P. LAWLER
                                   Title: Vice President

                                   UNITED STATES TRUST COMPANY OF NEW
                                   YORK, not in its individual capacity,
                                   but solely as Indenture Trustee and
                                   WCG Note Indenture Trustee

                                   By: /s/ LOUIS P. YOUNG
                                      ------------------------------------------
                                   Name:  LOUIS P. YOUNG
                                   Title: VICE PRESIDENT

                                   CREDIT SUISSE FIRST BOSTON CORPORATION

                                   By: /s/ JAMES FIELDS
                                      ------------------------------------------
                                   Name:  JAMES FIELDS
                                   Title: MANAGING DIRECTOR